S000006867 [Member] Annual Fund Operating Expenses - Strategic Bond Fund	Dec. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	April 30, 2027
Strategic Bond Fund
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.55%	[1]
Distribution and Service (12b-1) Fees	0.00%	[1]
Other Expenses (as a percentage of Assets):	0.11%	[1]
Expenses (as a percentage of Assets)	0.66%	[1]
Fee Waiver or Reimbursement	(0.01%)	[1]
Net Expenses (as a percentage of Assets)	0.65%	[1]

[1]	Until April 30, 2027, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive 0.01% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval. “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund in which the Fund invests, including the U.S. Cash Management Fund.